UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2020

CIRCOR INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14962	04-3477276
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 CORPORATE DRIVE, SUITE 200
Burlington,	MA	01803-4238
(Address of principal executive offices and Zip Code)		(Zip Code)

(781) 270-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CIR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 18, 2020, CIRCOR International, Inc. (the “Company”) entered into Amendment No. 4 to the Credit Agreement (the “Fourth Amendment”), which amends the Credit Agreement, dated as of December 11, 2017, among the Company, certain domestic subsidiaries of the Company, as guarantors, the lenders from time to time party thereto, Deutsche Bank AG New York Branch, as term loan administrative agent and collateral agent, and Truist Bank (formerly known as SunTrust Bank), as revolver administrative agent, swing line lender and a letter of credit issuer (as amended by Amendment No. 1 to the Credit Agreement dated as of January 23, 2018, by Amendment No. 2 to the Credit Agreement dated as of February 19, 2020, and by Amendment No. 3 to the Credit Agreement dated as of February 26, 2020, the “Original Credit Agreement” and as amended by the Fourth Amendment, the “Credit Agreement”). The Fourth Amendment makes certain changes to the Original Credit Agreement, including, among other things, (i) changing the frequency of the immaterial subsidiary testing date from annually to quarterly and (ii) extending the deadline by which the financial statements must be reported (A) with respect to annual reporting, from 90 days after the close of each fiscal year to 100 days after the close of each fiscal year and (B) with respect to quarterly reporting, from 50 days after the close of each fiscal quarter to 60 days after the close of each fiscal quarter, in each case subject to extension to the date that is 2 business days after the last day of any extension or deferral period permitted by the SEC with respect to any such report.

In connection with the execution of the Fourth Amendment, the Company paid customary arranger and lender consent fees and fees and expenses of Deutsche Bank AG New York Branch, in its capacity as term loan administrative agent, and Truist Bank (formerly known as SunTrust Bank), in its capacity as revolver administrative agent.

The foregoing summary of the Fourth Amendment is qualified in its entirety by the complete text of the Fourth Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference as if fully set forth herein.

Item 7.01 Regulation FD Disclosure.

Effective March 29, 2020, the Company changed its segment reporting for financial statement purposes to align with the manner in which the business is now managed. As previously announced, on January 31, 2020 the Company divested its Instrumentation and Sampling business, which was previously part of the Energy segment. In light of this divestiture, the Company realigned its segments by eliminating the Energy segment and moving the remaining businesses into the Industrial segment. The new reporting segments are Industrial and Aerospace & Defense.

The Company will report on the basis of the new segments beginning with its Quarterly Report on Form 10-Q for the quarter ended March 29, 2020. Attached hereto as Exhibit 99.1 is quarterly supplemental financial information for fiscal years 2019 and 2018 that has been recast to reflect the new segments. The recasting of our segments had no effect on the Company's previously reported net income, financial condition or cash flows.

The Company’s management evaluates segment operating performance using operating income before certain charges/credits to cost of revenues and selling, general and administrative expenses, principally associated with acquisition-related activities; restructuring and other costs/income including costs arising from facility consolidations and gains and losses from the sale of product lines; and amortization of acquisition-related intangible assets. The Company also refers to this measure as segment operating income or adjusted operating income. The Company uses this measure because it helps management understand and evaluate the segments’ core operating results and facilitate comparison of performance for determining incentive compensation achievement.

In the attached Exhibit 99.1, the Company uses the following non-GAAP financial measures: segment operating income and segment operating margin % described as follows:

•
Segment operating income is defined as GAAP operating income excluding intangible amortization from acquisitions completed subsequent to December 31, 2011, the impact of restructuring related inventory, impairment and special charges or gains.

•	Segment operating margin % is defined as segment operating income divided by net revenues.

Investors should recognize that these non-GAAP measures might not be comparable to similarly titled measures of other companies. These measures should be considered in addition and not as a substitute for or superior to any measure of performance, cash flow or liquidity prepared in accordance with accounting principles generally accepted in the United States.

A reconciliation of segment operating income and segment operating margin to the most directly comparable GAAP financial measure is provided in the tables within Exhibit 99.1 titled, "Reconciliation of Segment Information to GAAP Operating Income."

The information contained in Item 7.01 of this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1
Amendment No. 4 to the Credit Agreement, dated as of May 18, 2020, by and among CIRCOR International, Inc., certain domestic subsidiaries of the Company, as guarantors, the lenders party thereto, Deutsche Bank AG New York Branch, as term loan administrative agent and as collateral agent and Truist Bank (formerly known as SunTrust Bank), as revolver administrative agent.

99.1	Quarterly Supplemental Recast Financial Information for Fiscal 2018 and 2019
101.SCH	Inline XBRL Taxonomy Extension Schema Document
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	Inline XBRL Taxonomy Extension Labels Linkbase Document
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIRCOR INTERNATIONAL, INC.

May 22, 2020	/s/ Abhi Khandelwal
Abhi Khandelwal
Senior Vice President and Chief Financial Officer